UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): January 25, 2006


                                 FANTATECH INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


           Delaware                   0-24374                    62-1690722
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of  Incorporation)                                      Identification No.)


Suite 1A, 18/F, Tower 1, China Hong Kong City
33 Canton Road, Tsimshatsui, Kowloon, Hong Kong                Not applicable
-----------------------------------------------               -----------------
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                (852) 2577 3020
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          -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2006, the Company's indirect wholly-owned subsidiary, Shenzhen Digitainment Co., Ltd. ("SDCL") entered into an Equipment Sale Contract (the "Sale Contract") and an Equipment Installation Contract (the "Installation Contract") with Wuhu City Huaqiang Tour City Development Co., Ltd. ("Wuhu Huaqiang"). Pursuant to the Sale Contract, Wuhu Huaqiang will purchase from SDCL 22 sets of amusement attractions/equipment (the "Equipment") for use in a specific theme park to be built in the City of Wuhu, Anhui Province, China. The consideration for the Equipment is RMB 126,730,000 (approximately US$15,650,000) (the "Sale Price"), plus a right to receive 8% of the theme park's Distributable Income for a period of 15 years from commencement of theme park operations. "Distributable Income" means the theme park's Gross Revenue, less certain limited expenses (including sales tax and the purchase cost of souvenirs, beverages, foods and other commodities sold in the theme park). Wuhu Huaqiang is obligated to make an initial deposit of approximately 6% of the Sale Price (approximately US$938,000) within one month of the effective date of the Sale Contract. The balance of the Sale Price is payable in five separate installments to be made through May 30, 2007. Under the Sale Contract, Wuhu Huaqiang has guaranteed that the 8% revenue share from the theme park's aggregate Distributable Income during such 15-year period shall in no case be less than RMB 50,000,000 (approximately US$6,170,000)

The Installation Contract provides for the installation of the Equipment at the theme park by SDCL. Total consideration for the installation service is RMB 10,000,000 (approximately US$1,230,000) payable in five equal installments beginning one month after the signing of the Installation Contract and ending 10 days after completion of the installation services. The installation services are scheduled to be completed by July 18, 2007.

Management believes that these arrangements with Wuhu Huaqiang will be advantageous to the Company and that its participation in the large-size theme park business will enhance its reputation in the industry with a minimum investment. Both the Sale and Installation Contracts were reviewed and approved by the Company's Audit Committee and Board of Directors.

Wuhu Huaqiang is a joint venture company incorporated in the City of Wuhu and owned 75% by Shenzhen Huaqiang Holdings Ltd. ("SHQ"), a related party of the Company. The Chairman and the President of SHQ are also the Chairman and the CEO of the Company, respectively. Neither the Chairman nor the CEO participated in the discussion regarding or eventual Board approval of the Sale and Installation Contract.

ITEM 9.   FINANCIAL STATEMENTS AND EXHIBITS.


(c)       Exhibits:

     A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   FANTATECH INC.
                                           ------------------------------
                                                    (Registrant)




Dated:  January 25, 2006                   By:  /s/ GUANGWEI LIANG
                                               --------------------------
                                                    Guangwei Liang
                                               Chief Executive Officer

                                INDEX TO EXHIBITS


Exhibit
Number         Description
-------        -----------

99.1 Equipment Sale Contract dated January 24, 2006, by and between Shenzhen Digitainment Co., Ltd. and Wuhu City Huaqiang Tour City Development Co., Ltd.

99.2 Equipment Installation Contract dated January 24, 2006, by and between Shenzhen Digitainment Co., Ltd. and Wuhu City Huaqiang Tour City Development Co., Ltd.